UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2011

Cyalume Technologies Holdings, Inc.
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts		01089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(413) 858-2500

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2011, Cyalume Specialty Products, Inc. (“CSP”), a subsidiary of Cyalume Technologies Holdings, Inc. (“Cyalume”), entered into an Asset Purchase Agreement (“APA”) with JFC Technologies, LLC (“JFC”) and the stockholders of JFC. Pursuant to the APA, effective September 1, 2011, CSP purchased substantially all of JFC’s operations and certain related assets for $5,000,000 consideration, plus an earn-out based on future performance.  JFC is a leading researcher, developer and manufacturer of specialty chemicals. The purchase price consisted of:

•	A $1,750,000 cash payment,
•	A cash payment into a $750,000 line of credit for the working capital needs, if any, of the acquired business,
•	The issuance of 712,771 shares of Cyalume (the “Shares”), which, for purposes of the transaction, was valued at $2,500,000.
•
Potential additional variable earn-out payments, not to exceed $7,000,000, based on the performance of the acquired business during the combined calendar years 2012 and 2013, to be paid after calendar year 2013 results are known. These payments, if any, will consist of a minimum of 30% cash with the remainder in Cyalume common stock.

In connection with entering into the APA, Cyalume entered into a registration rights agreement with the former stockholders of JFC pursuant to which Cyalume is required to file a registration statement with the Securities and Exchange Commission registering the Shares for resale by the owners of such Shares.  Cyalume is required to file the registration statement by May 1, 2012.

On September 1, 2011, Cyalume issued a press release and held a public conference call for investors relating to the APA. The full texts of the press release and conference call are furnished herewith as Exhibits 99.1 and 99.2.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transaction described item 1.01 above, Cyalume issued the Shares to three accredited investors.  The sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) of the Act due to the fact that the offering of the Shares was made on a private basis to a small number of purchasers.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
99.1	Press release dated September 1, 2011.
99.2	Conference call transcript dated September 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

September 6, 2011	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated September 1, 2011.
99.2	Conference call transcript dated September 1, 2011.